Supplement dated April 24, 2013 to the

PNC Money Market Funds Class A & C Shares Prospectus

dated September 28, 2012

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus and should be read in conjunction with such prospectus.

A.             The section entitled “General Information about Sales Charges” on page 37 of the above-mentioned prospectus is deleted in its entirety.

B.             Effective May 1, 2013, the fourth paragraph under the section entitled “Distribution and Shareholder Services Plans” on page 40 of the above-mentioned prospectus is deleted in its entirety and replaced with the following:

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fee on Class A Shares.  The Board of Trustees has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than 0.03% with respect to each Fund.  This commitment continues through September 30, 2013, at which time the Board will determine whether to renew, revise or discontinue it.  The Money Market Fund is permitted to pay up to 0.75% as a percentage of average daily net assets for distribution fees on Class C Shares.  When you exchange from Class C Shares of a non-money market fund offered by PNC Funds into Class C Shares of PNC Money Market Fund your securities dealer receives the distribution fee after 18 months from the date of the initial purchase of the non-money market fund offered by PNC Funds and then as long as you hold your shares.

C.            Effective May 1, 2013, on page 40 the following sentence is added to the end of the fifth paragraph under the section entitled “Distribution and Shareholder Services Plans”:

When you buy Class A or Class C Shares, financial institutions providing such services may be paid the shareholder services fee immediately and as long as you hold your shares.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-MMAC-0413